Exhibit 99.1

Beneficial Mutual Bancorp, Inc. (MHC) NASDAQ: BNCL September 2007

        This presentation may contain projections and other “forward-looking statements” within the meaning of the federal securities laws. These statements are not historical facts, rather statements based on the current expectations of Beneficial Mutual Bancorp, Inc. (the “Company”) regarding its business strategies, intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions.
Management’s ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors that could affect actual results include interest rate trends, the general economic climate in the market area in which the Company operates, as well as nationwide, the Company’s ability to control costs and expenses, competitive products and pricing, loan delinquency rates, changes in federal and state legislation and regulation and other factors that may be described in the Company’s filings with the Securities and Exchange Commission, including the Quarterly Report on Form 10-Q and other required filings. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements.
This presentation includes interim and unaudited financials, which are subject to further review by the Company’s independent accountants

Company Profile
Beneficial Mutual Bancorp, Inc.
[ ]   Holding Company for Beneficial Bank
>>  Founded in 1853
>>   Oldest and largest bank headquartered in Philadelphia
>>  71 branches in Pennsylvania (39) and New Jersey (32)
[ ]   IPO Date: July 2007
[ ]   Ticker: BNCL
[ ]   Website: www.thebeneficial.com
[ ]  Acquired FMS Financial Corp. in July 2007
[ ]   5th largest publicly traded MHC in U.S.
>>  Market Cap.: $785 million
>>   Average Daily Volume: 115,318 shares
>>  Assets:$3.6 billion
>>  Deposits: $2.5 billion
>>  Loans: $2.1 billion

Branch Map

Attractive Demographics [ ] Strong foothold in some of the region’s most attractive markets [ ] Opportunity for market share gains in high growth and affluent markets

Management Team
Name   Position Financial    Services    Experience
[ ]   Gerard Cuddy    Chief Executive Officer   26 Years
[ ]   Joseph Conners    Chief Financial Officer    30 Years
[ ]   Robert Bush    Executive Vice President   27 Years
[ ]   Drew Miller    EVP & Chief Lender    35 Years
[ ]   Paul Driscoll    EVP Banking    34 Years

Recent Hires
Name   Position    Most Recently With:
[ ]   Denise Kassekert    SVP Retail    Sun National Bank
[ ]   Jim Quinlan    Wealth Management  Smart & Associates
[ ]   Sharon Hammel    VP Retail    Commerce Bank
[ ]   Joanne Ryder    VP Marketing    Commerce Bank
[ ]   Rob Lynch    VP Financial Analysis    Citizens Bank
[ ]   Michelle Croushore    Commercial Lender  DNB First Bank
[ ]   New FMS Team Members

Total Assets BNCL FMS 2,013 2,165 2,255 2,333 2,392 2,300 2472.161 1133.945

Credit Culture
[ ]   Disciplined underwriting through all credit cycles
[ ]   No subprime lending
[ ]   Portfolio lender
[ ]   Diverse portfolio
>>   Commercial
>>    Consumer
>>   Residential
[ ]   In-market lender and decision maker
[ ]   Proactive portfolio management

Loans Loans ($mm) BNCL FMS 1,334 1,392 1,498 1,575 1,733 1,689 1622.705 450.278 Note: FMS data as of July 13, 2007 closing date

Loan Mix
December 31, 2006
CRE 409,702
C&I 108,579
1 - 4 family 278,970
Home Equity 384,370
Consumer 507,204

Julu 31, 2007
CRE 470,754
C&I 262,684
1 - 4 family 491,467
Home Equity 400,892
Consumer 447,186

Credit Quality
Net Charge-Offs / Average Loans
BNCL
12/31/2001 0.000965169
12/31/2002 0.001080114
12/31/2003 0.0018
12/31/2004 0.0014
12/31/2005 0.001
12/31/2006 0.0007
6/30/2007 0.01%
Loan Loss Reservers / Gross Loans
BNCL
12/31/2001 0.012244785
12/31/2002 0.0121
12/31/2003 0.0113
12/31/2004 0.0109
12/31/2005 0.0099
12/31/2006 0.0103
6/30/2007 1.06%

Deposits Total Deposits ($mm) BNCL FMS 1,455 1,507 1,546 1,598 1,655 1,668 1589.245 910.865 Note: FMS data of July 13, 2007 closing date

Deposit Mix
December 31, 2006
Non-Interest Bearing DDA 90,040
Interest Checking 162,955
Savings and Money Market 531,153
Time 893,906
July 31, 2007
Non-Interest Bearing DDA 298,827
Interest Checking 369,679
Savings and Money Market 797,467
Time 1,034,137

Substantial Capital Total Equity Tangible Equity 12/31/2001 224 224 12/31/2002 244 244 12/31/2003 258 258 12/31/2004 270 270 12/31/2005 278 269 12/31/2006 280 272 7/31/2007 607 48300.00%

Advisory Services
[ ] Insurance
>> Paul Hertel & Co., acquired in January 2005
>> Diverse lines of business
[X] Commercial Property & Casualty
[X] Employee Benefits
[X] High-end Personal Lines
>> Depth of management talent
>> Seeking revenue growth through additional producers and potential acquisitions
>> Cross-sell experience
|_| Wealth Management
>> New management with successful track record
>> Seeking revenue growth through additional producers and potential acquisitions
>> Cross-sell opportunities

Historical Income Statement

Historical Performance Ratios
net Interest Margin
BNCL Peers
12/31/2004 3.03% 0.03515
12/31/2005 2.90% 0.0328
12/31/2006 2.87% 0.0297
7/31/2007 3.00% 0.02725
Non-Interest Income / Average Assets
BNCL Peers
12/31/2004 0.0014 0.00465
12/31/2005 0.0046 0.0049
12/31/2006 0.0045 0.0053
7/31/2007 0.47% 0.0051
Non-Interest Expense / Average Assets
BNCL Peers
12/31/2004 0.0222 0.0193
12/31/2005 0.024 0.0171
12/31/2006 0.0251 0.01855
7/31/2007 3.51% 0.0186

Valuation Analysis

Stock Price Performance
BNCL ACBQ Index (1)
7/13/2007 100% 100%
7/16/2007 92% 99%
7/17/2007 95% 99%
7/18/2007 96% 98%
7/19/2007 95% 98%
7/20/2007 93% 97%
7/23/2007 94% 97%
7/24/2007 92% 94%
7/25/2007 92% 95%
7/26/2007 91% 93%
7/27/2007 91% 92%
7/30/2007 93% 93%
7/31/2007 92% 92%
8/1/2007 92% 92%
8/2/2007 91% 92%
8/3/2007 87% 89%
8/6/2007 88% 92%
8/7/2007 89% 92%
8/8/2007 92% 95%
8/9/2007 91% 94%
8/10/2007 90% 94%
8/13/2007 88% 93%
8/14/2007 88% 91%
8/15/2007 89% 91%
8/16/2007 87% 96%
8/17/2007 93% 99%
8/20/2007 91% 98%
8/21/2007 93% 100%
8/22/2007 95% 100%
8/23/2007 94% 98%
8/24/2007 95% 99%
8/27/2007 94% 98%
8/28/2007 92% 96%
8/29/2007 93% 98%
8/30/2007 95% 97%
8/31/2007 95% 97%
9/4/2007 95% 98%
9/5/2007 95% 96%

The New Beneficial
[ ] New capital to fund continued growth
[ ] New incentive programs to drive growth and profitability
[ ] Newly expanded customer base to market and cross-sell Beneficial’s suite of products
[ ] New retail sales leaders to accelerate culture change
[ ] New branding campaign and strategic initiatives to yield continued growth and enhanced performance